                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                   (Not To Be Used For Signature Guarantee)

                      To Tender Shares of Common Stock of

                               THE LIMITED, INC.

              Pursuant to its Offer to Purchase dated May 4, 1999

  The attached form, or a form substantially equivalent to the attached form, must be used to accept the Offer (as defined below) if certificates for shares of Common Stock of The Limited, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, or mail to the Depositary. See Section 3 of the Offer to Purchase.

To: First Chicago Trust Company of New York, Depositary

         By Mail:                   By Hand:                Facsimile Transmission:                 By Overnight Delivery:
     First Chicago Trust        First Chicago Trust              (201) 222-4720                           First Chicago Trust
     Company of New York        Company of New York                    or                                 Company of New York
   Corporate Actions Dept.    Corporate Actions Dept.            (201) 222-4721                         Corporate Actions Dept.
       Suite 4660--LTD        c/o Securities Transfer        Facsimile Confirmations                        Suite 4680--LTD
        P.O. Box 2569         Reporting Services, Inc.                only:                            14 Wall Street, 8th Floor
Jersey City, NJ 07303-2569      100 William Street,              (201) 222-4707                           New York, NY 10005
                                    Galleria
                                New York, NY 10038

  Delivery of this Notice of Guaranteed Delivery to an address other than those shown above or transmission of instructions via a facsimile number other than that listed above does not constitute a valid delivery.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to The Limited, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 4, 1999 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of shares of common stock, $.50 par value per share (such shares, together with all other outstanding shares of common stock of the company, are herein referred to as the "Shares"), of the Company, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

               NUMBER OF SHARES BEING TENDERED HEREBY:

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                           -------------------------

                              CHECK ONLY ONE BOX.
                    IF MORE THAN ONE BOX IS CHECKED, OR IF
                     NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.

                           -------------------------

             SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[_]The undersigned wants to maximize the chance of having The Limited, Inc.
   purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share of as low as $50.00 or as high as $55.00.

                                   -- OR --

              SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

  By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. If the Purchase Price for the Shares is equal to or greater than the price checked, then the Shares purchased by the Company will be purchased at the Purchase Price. A stockholder who desires to tender Shares at more than one price must complete a separate Notice of Guaranteed Delivery for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

     $50.000 [_]     $51.000 [_]       $52.000 [_]       $53.000 [_]       $54.000 [_]
     $50.125 [_]     $51.125 [_]       $52.125 [_]       $53.125 [_]       $54.125 [_]
     $50.250 [_]     $51.250 [_]       $52.250 [_]       $53.250 [_]       $54.250 [_]
     $50.375 [_]     $51.375 [_]       $52.375 [_]       $53.375 [_]       $54.375 [_]
     $50.500 [_]     $51.500 [_]       $52.500 [_]       $53.500 [_]       $54.500 [_]
     $50.625 [_]     $51.625 [_]       $52.625 [_]       $53.625 [_]       $54.625 [_]
     $50.750 [_]     $51.750 [_]       $52.750 [_]       $53.750 [_]       $54.750 [_]
     $50.875 [_]     $51.875 [_]       $52.875 [_]       $53.875 [_]       $54.875 [_]
                                                                           $55.000 [_]

                                    ODD LOTS
                (See Instruction 6 of the Letter of Transmittal)

 The undersigned either (check one box):

 [_] was the beneficial owner as of the close of business on May 3, 1999, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

 [_] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on May 3, 1999, an aggregate of fewer than 100 Shares, and is tendering all of such Shares.


                                                      SIGN HERE


                                          ------------------------------------
 Number of Shares ___________________
 Certificate Nos. (if available):         ------------------------------------
                                                      Signature(s)

 ------------------------------------


                                          Dated: _____________________________

 ------------------------------------

                                          Name(s) of Stockholders:
 If Shares will be tendered by book
 entry transfer:

                                          ------------------------------------


 Name of Tendering  Institution: ____     ------------------------------------
                                                 (Please Type or Print)

 ------------------------------------



 Account No. _____________________ at     ------------------------------------

 The Depository Trust Company                          (Address)


                                          ------------------------------------



                                          ------------------------------------
                                                                    (Zip Code)


                                          ------------------------------------
                                             (Area Code and Telephone No.)


                                          ------------------------------------
                                          (Taxpayer ID No. or Social Security
                                                          No.)

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), unless an Agent's Message is utilized, and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

                                          -------------------------------------
                                                     (Name of Firm)


Dated:
   --------------------------------       -------------------------------------
                                                 (Authorized Signature)

                                          -------------------------------------
                                                         (Name)

                                          -------------------------------------
                                                        (Address)

                                          -------------------------------------
                                                                     (Zip Code)

                                          -------------------------------------
                                              (Area Code and Telephone No.)

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE
                     SENT WITH THE LETTER OF TRANSMITTAL.